UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Broadway Bank, New Century Bank and other FDIC-assisted transactions we previously completed will not be realized, and the possibility that the amount of the gains, if any, we ultimately realize on these transactions will differ materially from any recorded preliminary gains; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer December 2010 NASDAQ: MBFI Investor Conference

Forward Looking Statements 1 When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Broadway Bank, New Century Bank and other FDIC-assisted transactions we previously completed will not be realized, and the possibility that the amount of the gains, if any, we ultimately realize on these transactions will differ materially from any recorded preliminary gains; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Improving core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Broadway Bank, New Century Bank, Benchmark Bank, Corus Bank, InBank and Heritage Community Bank). Track record of being disciplined acquirer and experienced integrator. Strong liquidity and capital position Strong and experienced management team 2 2010 Q3 2009 Q3 2010 Q3 2010 Q2 ($mm) ($mm) Change ($mm) ($mm) Change Core pre-tax, pre provision earnings $51.1 $26.4 93.6% $51.1 $48.5 5.4% Net interest income (FTE) 90.2 63.3 42.5% 90.2 89.3 1.0% Core other income 30.1 20.3 48.3% 30.1 28.0 7.5% September 30, 2010 September 30, 2009 Tangible common equity to tangible assets 7.2% 4.9% Core funding to total funding 89.0% 89.0% CDs to total deposits 39.0% 41.0%

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 65% of deposits Provides 14% of loans High percentage of core funding Reduced reliance on CDs Focused on low-cost deposits, deposit service fees, and Business Banking Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus (~$4.2bn AUM) Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance - +13% CAGR in commercial loans since 2001 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 95 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Lines of business Chicago MSA – 89 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of September 30, 2010

Company Strategy Emerge from the current economic cycle stronger, more capable, and more profitable than at the beginning of the cycle. Accelerate growth of our non-interest business line/product profits. Reduce balance sheet risk and improve balance sheet profitability. Improve sales management. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Loans 5 Source: Company filings +13% CAGR Total loans: $6.8bn 2010 Q3 yield on loans: 5.46% Overall loan composition September 30, 2010 Lease loans $1,019mm (15%) Covered loans $859mm (13%) Construction $446mm (6%) Commercial real estate $2,260mm (33%) Commercial loans $1,291mm (19%) 1-4 Family and Home Equity $716mm (11%) Other Consumer loans $258mm (3%) $0.7 $0.8 $0.8 $0.9 $1.0 $1.4 $1.9 $2.2 $2.3 $2.3 $1.1 $1.2 $1.4 $1.7 $2.0 $2.7 $2.8 $3.1 $3.1 $2.7 $1.8 $2.0 $2.3 $2.7 $3.0 $4.1 $4.7 $5.3 $5.4 $5.0 $0 $1 $2 $3 $4 $5 $6 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q3 2010 Billions . CRE (including construction real estate) C&I (including lease loans)

Asset Quality Statistics 6 Source: Company filings, press releases Consumer $25mm (6%) Construction $130mm (33%) Commercial Real Estate $180mm (46%) Commercial and Lease $57mm (15%) NPL composition September 30, 2010 Asset quality ratios as of September 30, 2010 Non-performing loans to total loans 5.7% Non-performing assets to total assets 4.3% Allowance for loan losses to non-performing loans 49.4% Allowance for loan losses to non-performing loans including partial charge-offs taken 64.8% Non-Performing Commercial Related Loans Commercial Loans Outstanding ($mm) Percent of Total Loans Total NPLs ($mm) Percent of Loan Balance Reserved Including Partial Charge-Offs Total Construction Loans $446 6% $130 48% Commercial and Lease Loans $2,310 34% $57 48% Commercial Real Estate Loans Industrial $556 8% $29 19% Retail 495 7 61 32 Multifamily 478 7 39 28 Other 246 4 35 13 Office 223 3 16 38 Healthcare 199 3 0 0 Church and school 62 1 1 7 Total Commercial real estate Loans $2,260 33% $180 27% Total Commercial Related Loans $5,016 73% $367 38%

Deposits 7 Source: Company filings 47% 6% Total deposits: $8.4bn 2010 Q3 cost of total funds: 0.96% Overall deposit composition September 30, 2010 NOW and MMDA $2,820mm (33%) Non-interest bearing $1,704mm (20%) Savings $634mm (8%) Brokered CDs $498mm (6%) Time and public funds $2,741mm (33%) 5% 47% 13% 19% 17% 13% 18% 16% 5% 44% 14% 20% 17% 7% 42% 14% 19% 17% 40% 16% 12% 16% 16% 10% 46% 8% 19% 17% 45% 9% 7% 23% 16% 13% 44% 6% 23% 15% 18% 32% 7% 6% 37% 6% 33% 8% 33% 20% $2.6 $2.8 $3.2 $3.7 $3.9 $5.6 $5.5 $6.5 $8.7 $8.4 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010 Billions . Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

Position in the Chicago MSA Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 427 49,199 17.4 2 Bank of America 186 31,953 11.3 3 Harris (Bank of Montreal) 223 26,696 9.4 4 PNC Financial Services 144 13,079 4.6 5 Northern Trust 16 12,671 4.5 6 Wintrust Financial 83 10,532 3.7 7 PrivateBancorp 19 9,021 3.2 8 Fifth Third 180 8,886 3.1 9 MB Financial 89 8,445 3.0 10 Citigroup 74 7,680 2.7 11 First Midwest 90 6,019 2.1 12 US Bancorp 86 5,857 2.1 13 Royal Bank of Scotland 113 5,659 2.0 14 FirstMerit 51 3,596 1.3 15 TCF Financial 207 3,399 1.2 All other institutions 1,230 80,469 28.4 MSA Total 3,218 283,161 100.0 Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 326 38,407 16.0 2 ABN Amro (LaSalle Bank) 140 30,957 12.9 3 Harris (Bank of Montreal) 192 23,237 9.7 4 Northern Trust 18 8,461 3.5 5 Fifth Third 123 8,052 3.4 6 Royal Bank of Scotland 136 6,446 2.7 7 Wintrust Financial 55 6,019 2.5 8 Corus Bankshares 14 5,500 2.3 9 Citigroup 51 5,441 2.3 10 MAF Bancorp 49 4,904 2.0 11 National City 59 4,528 1.9 12 First Midwest 56 4,488 1.9 13 Bank of America 31 4,159 1.7 14 MB Financial 39 3,770 1.6 15 FBOP Corp 25 2,824 1.2 All other institutions 1,686 82,474 34.4 MSA Total 3,000 239,667 100.0 2010 Chicago MSA Rankings 2005 Chicago MSA Rankings Source: SNL Financial Note: Data as of June 30, 2010 reflects acquisitions post June 30, 2010

Market share of top banks in 10 largest U.S. MSAs 9 Market share of top 10 banks in 10 largest U.S. MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial ` ` 38.7% 44.4% 36.2% 43.5% 47.5% 48.8% 39.1% 61.5% 57.3% 59.4% 38.1% 39.4% 44.9% 45.8% 48.1% 50.6% 55.8% 58.4% 59.5% 59.7% 0% 20% 40% 60% 80% 100% Chicago Miami Washington Los Angeles New York Boston Philadelphia Atlanta Houston Dallas 2010 2005 57.4% 70.4% 73.1% 68.5% 72.7% 70.2% 77.1% 74.6% 77.9% 76.0% 62.9% 65.3% 83.3% 76.9% 75.6% 74.4% 83.7% 78.5% 81.1% 74.7% 0% 20% 40% 60% 80% 100% Chicago Miami Washington Los Angeles New York Boston Philadelphia Atlanta Houston Dallas

Market dislocation may create in-market opportunities 12 banks with assets greater than $100mm have failed in the Chicago MSA since September 30, 2009 MB Financial acquired 3 since September 30, 2009 (Benchmark, Broadway, and New Century) 10 Source: SNL Financial, Company filings as of September 30, 2010 and September 30, 2009, respectively ¹ Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 157 banks in Chicago MSA with assets greater than $100mm, as of September 30, 2010 Number of local banks < 50% MB is here (40%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 5% >= 5% & < 10% >= 10% MB is here (4.26%) 55% 12% 11% 22% 55% 29% 16% Texas Ratio Frequency¹ NPAs / Assets Frequency Number of local banks Number of local banks 58% 16% 10% 16% < 50% >= 50% & < 75% >= 75% & < 100% >= 100% < 5% >= 5% & < 10% >= 10% 63% 24% 13% MB was here (30%) MB was here (2.19%) 22 103 40 35 86 19 17 25 86 46 26 96 27 16

11 Skilled Acquirer Thirteen acquisitions over the last ten years Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

12 2001 2002 2004 2006 2008 First SecurityFed Financial (Chicago, IL) January 9, 2004 $67mm in stock; $73mm cash Acquired $501mm in assets and $314mm in deposits First Lincolnwood (Lincolnwood, IL) December 27, 2001 $35mm all cash Acquired $227mm in assets and $183mm in deposits South Holland Bancorp (South Holland, IL) November 1, 2002 $93mm all cash Acquired $532mm in assets and $454mm in deposits First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 $297mm in stock; $74mm cash Acquired $2,362mm in assets and $1,914mm in deposits Heritage Community Bank (Glenwood, IL) February 27, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $158mm in loans (net of discount) and $209 in core deposits Source: Company filings Note: Transaction dates indicate announcement date Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 Asset management firm with approximately $960mm in assets under management Acquired 80% interest LaSalle Systems Leasing, Inc. July 22, 2002 $31mm cash, $5mm MBFI stock, $4mm in deferred payments Track record of being a disciplined acquirer and experienced integrator InBank (Oak Forest, IL) September 4, 2009 FDIC-assisted transaction Acquired $101mm in loans (net of discount) and $122mm in core deposits Corus Bank (Chicago, IL) September 11, 2009 FDIC-assisted transaction Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits 2009 Benchmark Bank (Aurora, IL) December 4, 2009 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $104mm in loans (net of discount) and $95mm in core deposits 2010 Broadway Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $786mm in loans (net of discount) and $202mm in core deposits New Century Bank (Chicago, IL) April 23, 2010 FDIC-assisted transaction Entered into a loss-sharing agreement with the FDIC on all purchased assets Acquired $407mm in loans (net of discount) and $270mm in core deposits MidCity Financial (Chicago, IL) April 19, 2001 $275mm all stock Merger of equals Combined assets and deposits of $3,465mm and $2,822mm, respectively

Broadway Bank Transaction 13 Source: Company financial information 1 Excludes CD Rateline deposits 2 Based on preliminary estimates Transaction overview Key transaction metrics On April 23, 2010, Broadway Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits2 of Broadway Bank at no premium and certain assets at a discount of 19.6% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $862mm 32% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 8.5 years and weighted average cost of 0.39% 90-day option to assume leases Immediately accretive to MBFI Self capitalizing At announcement ($mm) Loans acquired 786 OREO acquired 76 Asset (discount) (19.6%) Total deposits assumed 258 Local deposits assumed1 202 Goodwill created2 0 Pre-tax gain2 61

New Century Bank Transaction 14 Source: Company financial information 1 Excludes QuickRate deposits 2 Based on preliminary estimates Transaction overview Key transaction metrics On April 23, 2010, New Century Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of New Century Bank at no premium and certain assets at a discount of 9.1% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $425mm 34% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 4 years and weighted average cost of 0.70% 90-day option to purchase the Bank’s owned premises and equipment or assume leases Immediately accretive to MBFI At announcement ($mm) Loans acquired 407 OREO acquired 18 Asset (discount) (9.1%) Total deposits assumed 426 Local deposits assumed1 270 Goodwill created2 0 Pre-tax gain2 1

MB has achieved steady growth despite challenging market conditionswhile managing expenses 15 Core Pre-Tax, Pre-Provision Earnings¹ ($mm) Net non-interest expense / average assets3 (%) Net interest income ($mm) Net interest margin (%) Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn in 2010 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense 2 YTD 2010 annualized 3 Net non-interest expense / average assets = (core non-interest expense – core non-interest income)/average assets 2004 - 2010: 13% CAGR - MB 2004 - 2010: 15% CAGR - MB 149 169 188 212 221 251 341 95 109 117 127 190 252 281 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median 1.23 1.30 1.34 1.45 1.26 1.34 1.44 1.55 1.44 1.54 1.77 1.57 1.59 1.84 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median 90 97 100 109 118 119 189 45 53 62 50 44 131 121 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median MBFI Chicago Peers Median 3.77 3.74 3.83 3.65 3.64 3.51 3.46 3.32 3.35 3.14 3.16 3.06 2.97 2.81 2004 2005 2006 2007 2008 2009 2010 2

16 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense MB Financial’s Historical Core Pre-Tax, Pre-Provision Earnings1 $0 $10 $20 $30 $40 $50 $60 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Annualized Percentage of Risk-Weighted Assets Dollars Percentage

MB Financial has maintained stronger capital levels than peers 17 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 6.8 9.3 8.8 9.7 10.3 10.5 5.7 5.9 5.6 8.0 7.8 8.0 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median 13.9 15.8 15.5 16.4 16.8 17.1 13.2 13.4 13.3 14.9 14.3 14.2 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median 11.9 13.8 13.5 14.4 14.9 15.2 10.9 10.8 11.0 12.4 12.6 12.3 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median MBFI Chicago Peers Median 7.0 7.3 7.2 6.2 6.3 6.0 5.7 5.9 4.8 4.9 5.0 4.7 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3

18 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust ¹ Includes restructured loans and loans 90+ days past due and accruing NPAs¹ / Assets (%) Reserves / NPLs¹ (%) Credit metrics comparable to local peers Reserves / Loans (%) Construction Loans / Loans (%) 80 66 65 55 57 49 45 46 57 63 58 55 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median 2.86 2.91 2.71 2.77 2.79 2.83 2.39 2.53 2.71 2.71 2.70 2.85 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median 11 11 9 9 7 6 15 13 10 10 8 8 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 MBFI Chicago Peers Median MBFI Chicago Peers Median 4.49 4.29 4.26 3.84 3.76 3.95 3.58 3.65 3.51 2.92 2.84 2.19 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3

Summary Premier middle-market franchise in Chicago MSA Improving core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions in core geographies Strong liquidity and capital position Strong and experienced management team 19

Appendix 20

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings, with net gains and losses on securities available for sale, net gains and losses on sale of assets, and acquisitions related gains excluded from the non-interest income components and the FDIC special assessment expense and impairment charges excluded from the non-interest expense components of these ratios; core revenue, with non-core revenue excluded from total revenue; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale from the non-interest income component and excluding the FDIC special assessment expense from other non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders’ equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 21 2010 YTD September 30, 2004 2005 2006 2007 2008 2009 2010 Net interest margin 3.67% 3.62% 3.40% 3.20% 3.03% 2.85% 3.72% Plus: Tax equivalent effect 0.10% 0.12% 0.11% 0.12% 0.13% 0.12% 0.11% Net interest margin, fully tax equivalent 3.77% 3.74% 3.51% 3.32% 3.16% 2.97% 3.83%

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 22 September 30, December 31, March 31, June 30, September 30, 2009 2009 2010 2010 2010 1,078,496 $ 1,057,658 $ 1,098,813 $ 1,151,104 $ 1,141,958 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 25,582 24,510 23,529 22,221 23,585 665,845 $ 646,079 $ 688,215 $ 741,814 $ 731,304 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP Disclosure Reconciliations (continued) 23 Annualized Net Non-interest Expense to Average Assets Calculation YTD September 30, 2004 2005 2006 2007 2008 2009 2010 Non-interest expense 119,518 $ 131,155 $ 152,218 $ 191,506 $ 183,390 $ 223,750 $ 194,809 $ Adjustment for FDIC special assessment - - - - - 3,850 - Adjustment for FDIC impairment charges - - - - - 4,000 - Non-interest expense - as adjusted 119,518 131,155 152,218 191,506 183,390 215,900 194,809 Other income 63,287 57,822 64,376 83,528 80,393 127,154 155,609 Less net gains (losses) on securities available (399) (2,077) (445) (3,744) 1,130 14,029 18,652 Less net gains (losses on sale of other assets 3,060 20 860 10,097 (1,104) (13) 211 Less net gains (losses) on other real estate 111 268 231 140 455 (429) (7,161) Less acquisition related gains - - - - - 28,547 62,649 Other income - as adjusted 60,515 59,611 63,730 77,035 79,912 85,020 81,258 Net non-interest expense 59,003 $ 71,544 $ 88,488 $ 114,471 $ 103,478 $ 130,880 $ 113,551 $ Average assets 4,801,161 5,518,137 6,602,070 7,910,610 8,240,344 9,777,287 10,524,024 Annualized net non-interest expense to average assets 1.23% 1.30% 1.34% 1.45% 1.26% 1.34% 1.44%

Non-GAAP Disclosure Reconciliations (continued) 24 Core pre-tax, pre-provision earnings  Three Months Ended September 30, December 31, March 31, June 30, September 30, 2009 2009 2010 2010 2010 Income (loss) before income taxes $ (12,324) $ (13,944) $ (1,576) $ 28,355 $ (8,062) Provision for loan losses 45,000 70,000 47,200 85,000 65,000 Pre-tax, pre-provision earnings 32,676 56,056 45,624 113,355 56,938  Non-core other income Net gains on sale of investment securities 3 239 6,866 2,304 9,482 Net gain (loss) on sale of other assets 12 12 11 (99) 299 Net gain (loss) on other real estate owned 25 (733) (3,299) 52 (3,913) Acquisition related gains 10,222 18,325 - 62,649 - Total non-core other income 10,262 17,843 3,578 64,906 5,868  Non-core other expense FDIC special assessment - - - - - Impairment charges 4,000 - - - - Total non-core other expense 4,000 - - - - Core pre-tax, pre-provision earnings $ 26,414 $ 38,213 $ 42,046 $ 48,449 $ 51,070  Risk-weighted assets 7,186,343 7,315,068 7,074,274 7,171,744 6,971,810  Annualized core pre-tax, pre-provision earnings to risk-weighted assets 1.46% 2.07% 2.41% 2.71% 2.91% Annualized pre-tax, pre-provision earnings to risk-weighted assets (without adjustments) 1.80% 3.04% 2.62% 6.34% 3.24%

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer December 2010 NASDAQ: MBFI Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of December, 2010.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

3